SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________________________________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (D)
of the
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported) March 1, 2006
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PaperFree Medical Solutions, Inc.
(formerly Crown Medical Services, Inc.)
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation or organization)

98-0375957
(IRS Employer Identification Number)

121 West Sycamore St.
Kokomo, Indiana 46901
(Address of principal executive offices)

Stephen Hawksworth, President
PaperFree Medical Solutions, Inc.
121 West Sycamore St.
Kokomo, Indiana 46901
(Name and address of agent for service)

(765) 456-1089
(Telephone number, including area code of agent for service)

ITEM 5. CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

Effective the 1st day of March, 2007 subsequent to a meeting of the Board of Directors of PaperFree Medical Solutions, Inc., a Nevada corporation (the “Corporation”), Stephen Hawksworth continued in his position as President and Chief Executive Officer of the Corporation commensurate with the execution of an new employment contract.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PAPERFREE MEDICAL SOLUTIONS, INC.
By: /s/ Stephen Hawksworth
Stephen Hawksworth, President
Date: April 2, 2007